United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2024

Nu-Med Plus, Inc.

(Exact name of registrant as specified in its charter)

Utah	000-54808	45-3672530
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Belle Terre Building 2E Port Jefferson, NY	11777
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (631) 403-4337

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 28, 2024 Nu-Med Plus, Inc. (“Nu-Med”) filed a Form 8-K regarding a Share Exchange Agreement entered into with YourSpace America, Inc. (“YourSpace”) under which Nu-Med would receive all of the outstanding stock of YourSpace and YourSpace would receive stock in Nu-Med.

The Share Exchange Agreement finalization was contingent upon YourSpace providing to Nu-Med audited financial statements for the years ended December 31, 2021, 2022 and 2023. YourSpace provided the audited financial statements for 2021 and 2022, but has not provided audited financial statements for 2023. It was therefore not possible to issue to YourSpace or its principals stock in Nu-Med Plus until such time as the audited financial statements were provided.

On October 28, 2024, Nu-Med received notice from YourSpace that they were terminating the acquisition agreement.

ITEM 3.02 - UNREGISTERED SALE OF SECURITIES

The issuance of securities was contingent on the providing to Nu-Med Plus audited financial statements. As the audited financial statements were not provided, the stock exchange was not consummated. See Item 2.01 above.

ITEM 5.01 – CHANGE IN CONTROL

No change in control took place, as the anticipated stock issuance was not consummated. See Item 2.01 above.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

Fully expecting the terms of the agreement to be met, Mr. Russ Colvin was appointed to be the President/Chief Executive Officer and a Director of Nu-Med. Accompanying the notice that YourSpace was terminating the transaction, Mr. Colvin submitted his resignation from the positions to which he had been appointed. On October 28, 2024, the Board of Directors appointed Mr. William Hayde, who is the Chairman of the Board, to serve as President/Chief Executive Officer of Nu-Med. William Hayde still serves as the Company's Executive Chairman of the Board and as a Director. Keith Merrell continues to serve as the Company's Chief Financial Officer and Director, and Jeffrey Robins continues to serve as Director.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

NU-MED PLUS, INC.

Date:	October 30, 2024	By:	/s/ William Hayde
William Hayde
President and Chief Executive Officer